FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 05, 2026

P10, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40937	87-2908160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2699 Howell Street, Suite 1000, Dallas, Texas 75204

(Address of principal executive offices) (Zip Code)

(214) 865-7998

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	PX	New York Stock Exchange NYSE Texas, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 4, 2026, P10 Intermediate Holdings LLC, a Delaware limited liability company (“Purchaser”) and a subsidiary of P10, Inc., a Delaware corporation (the “Company”), entered into an interest purchase agreement (the “Purchase Agreement”) with certain entities (together, the “Sellers”) affiliated with Stellus Capital Management, LLC, a Delaware limited liability company (“Stellus”), and certain direct and indirect equityholders of Stellus, pursuant to which, subject to the satisfaction or waiver of specified conditions, Purchaser would acquire all of the issued and outstanding equity interests of Stellus (the “Transaction”). The Purchase Agreement contains customary representations and warranties, covenants and closing conditions. Capitalized terms used but not otherwise defined herein shall have the meanings provided for such terms in the Purchase Agreement.

The consideration payable at the closing of the Transaction, which is subject to certain customary closing adjustments, consists of $125,000,000 in cash and 11,770,245 membership units representing limited liability company interests of the Purchaser (“Units”). Subject to certain conditions, the Units will be exchangeable into shares of the Company’s par value $0.001 Class A Common Stock (“Class A Common Stock”) on a one-for-one basis, pursuant to that certain Exchange Agreement entered into on August 25, 2022, by and among the Purchaser, the Company and the other signatory parties thereto, to which the Sellerswill become party via joinder (such Exchange Agreement, as modified by the joinder, the “Exchange Agreement”). Shares of Class A Common Stock beneficially held by the Sellers (following an exchange of Units in accordance with the Exchange Agreement) will be subject to a restricted period during which the holder cannot offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose thereof, directly or indirectly. The restricted period terminates as follows: (i) with respect to one-third of the Class A Common Stock held by such stockholder, on the first anniversary of the closing of the Transaction; (ii) with respect to two-thirds of the Class A Common Stock held by such stockholder, on the second anniversary of the closing of the Transaction; and (iii) with respect to all of the Class A Common Stock held by such stockholder, on the third anniversary of the closing of the Transaction. The Sellers will also have certain registration rights as members of the Purchaser.

In addition, subject to certain conditions, up to an additional $60,000,000 in consideration (an “Earnout Payment”) may be payable based on the financial performance of Stellus during fiscal years 2027 and 2029. Any Earnout Payment shall be paid in Units, subject to potential reduction in accordance with the terms of the Purchase Agreement, provided that, at the Sellers’ option, up to 50% of any Earnout Payment (or a greater percentage in the event of any potential reduction of the number payable in Units) shall be paid in cash in U.S. dollars. The number of Units to be issued pursuant to the preceding sentence will be calculated based on the daily volume weighted averages of the Class A Common Stock for the 20 consecutive trading days ending three days prior to the applicable Earnout Payment. Similar to Units comprising the closing consideration, any Units received as an Earnout Payment may be converted into shares of Class A Common Stock on a one-for-one basis pursuant to the Exchange Agreement, which such Class A Common Stock beneficially held by the Sellers will be subject to an 18-month lock-up (and the other restrictions described above), with one-third of such Class A Common Stock being released from lock-up every six-month period following the issuance. The Earnout Payment is subject to acceleration in certain limited circumstances set forth in the Purchase Agreement.

The Company expects to finance the upfront cash consideration for the Transaction with cash on hand and its existing credit facility.

All shares of Class A Common Stock to be delivered in connection with the Transaction will be issued pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended.

The Transaction is expected to close in mid-2026, subject to customary closing conditions.

The above descriptions of the Purchase Agreement and the Exchange Agreement do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Purchase Agreement and the Exchange Agreement, which are filed as Exhibit 2.1 and Exhibit 10.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above is incorporated by reference in this Item 3.02.

Item 7.01	Regulation FD Disclosure.

On February 5, 2026, the Company issued a press release announcing the execution of the Purchase Agreement. A copy of the press release issued by the Company is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Additionally, on February 5, 2026, the Company posted an updated investor presentation to its website, a copy of which is furnished as Exhibit 99.2 to this Current Report on Form 8-K. The Company undertakes no obligation to update, supplement or amend the materials attached as Exhibit 99.2.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall it be deemed subject to the requirements of amended Item 10 of Regulation S-K, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The furnishing of this information hereby shall not be deemed an admission as to the materiality of any such information.

Forward-Looking Statements

This report may contain forward-looking statements based on our beliefs and assumptions and on information currently available to us. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects” and similar references to future periods, or by the inclusion of forecasts or projections. Examples of forward-looking statements include, but are not limited to, statements we make regarding the outlook for our and/or Stellus’ future business and financial performance, estimated operational metrics, business strategy and plans and objectives of management for future operations, including, among other things, statements regarding the expected closing and terms of the Transaction.

Forward-looking statements are based on our current expectations and assumptions regarding our and/or Stellus’ business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the inability to complete and recognize the anticipated benefits of the Transaction on the anticipated timeline or at all; purchase price adjustments; unexpected costs related to the Transaction and the integration of the Stellus business and operations; our ability to manage growth and execute our business plan; and regional, national or global political, economic, business, competitive, market and regulatory conditions and uncertainties, among various other risks.

These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and risk factors discussed from time to time in the Company’s filings with the SEC, including, but not limited to, those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K filed with the SEC on February 28, 2025 and subsequent filings with the SEC, which can be found at the SEC’s website at http://www.sec.gov.

For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements that are included elsewhere in this report. Any forward-looking statement made by us in this report speaks only as of the date on which we make it. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. No recipient should, therefore, rely on these forward-looking statements as representing the views of the Company or its management as of any date subsequent to the date of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1*

Interest Purchase Agreement, dated February 4, 2026, by and among SCM Holdings GP, LLC, Stellus Capital Management Holdings, L.P., P10 Intermediate Holdings LLC, Robert T. Ladd, Joshua T. Davis, Dean A. D’Angelo and W. Todd Huskinson.

10.1

Exchange Agreement, dated August 25, 2022, by and among P10, Inc., P10 Holdings Inc., P10 Intermediate Holdings LLC, and the other signatories thereto (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on August 26, 2022).

99.1	Press Release, dated February 05, 2026
99.2	Investor Presentation, dated February 05, 2026
104	Cover Page Interactive Data File(formatted as inline XBRL)

*

Schedules and certain exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. P10, Inc. hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P10, Inc.

Date:	February 05, 2026	By:	s/ Amanda Coussens
Name: Amanda Coussens Title: Chief Financial Officer